                                                                 EXHIBIT 10(ii)2

                                Amendment No. 1
                                    to the
                 Second Amended and Restated Credit Agreement

          This Amendment No. 1 to the Second Amended and Restated Credit Agreement, dated as of December 21, 2000 (this "Amendment"), is entered into among The IT Group, Inc., a Delaware corporation (the "Company"), IT Corporation, a California corporation and a wholly-owned subsidiary of the Company ("ITC"), OHM Corporation, an Ohio corporation and a wholly-owned subsidiary of the Company ("OHM"), OHM Remediation Services Corp., an Ohio corporation and wholly-owned subsidiary of OHM ("OHM Remediation"), Beneco Enterprises, Inc., a Utah corporation and wholly-owned Subsidiary of OHM ("Beneco" and together with the Company, ITC, OHM and OHM Remediation, collectively, the "Borrowers"), the Lenders (as defined below) party hereto and Citicorp USA, Inc., a Delaware corporation, in its capacity as administrative agent and collateral agent (in such capacity, the "Administrative Agent"), and amends the Second Amended and Restated Credit Agreement dated as of March 7, 2000 (as amended hereby and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") entered into among the Borrowers, the institutions from time to time party thereto as Lenders (the "Lenders"), the institutions from time to time party thereto as Issuing Banks (the "Issuing Banks"), the Administrative Agent, Fleet National Bank, a national banking association, in its capacity as documentation agent for the Lenders and the Issuing Banks and Royal Bank of Canada and Credit Lyonnais New York Branch, in their respective capacities as co-agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                             W i t n e s s e t h:

          Whereas, the Borrowers have informed the Administrative Agent that Keystone Recovery, Inc. ("Keystone"), a Restricted Subsidiary, intends to enter into the Keystone Financing (as defined below), which financing would require Keystone (i) to sell and leaseback all or substantially all of its tangible assets or to grant Liens in respect of all or substantially all of its assets as security for its obligations under the Keystone Financing and (ii) to obtain the release of the Liens granted by it pursuant to the Loan Documents, if any;

          Whereas, in connection with the Keystone Financing, Organic Waste Technologies, Inc., a Delaware corporation ("OWT"), would be required (i) to grant a Lien on the capital stock of Keystone as security for Keystone's obligations under the Keystone Financing and (ii) to obtain the release of the Lien on such Capital Stock (if any) granted by it pursuant to the Loan Documents;

          Whereas, the Borrowers have informed the Administrative Agent that the Company wishes to form an Unrestricted Subsidiary (the "Leachate Subsidiary"), and that the Leachate Subsidiary intends to enter into the Leachate Financing (as defined below), which financing would require (i) the Leachate Subsidiary to grant Liens in respect of substantially all of its assets as security for its obligations under the Leachate Financing and (ii) that the Company or a Restricted Subsidiary would be required to grant a Lien on the capital stock of the Leachate Subsidiary as security for the Leachate Subsidiary's obligations under the Leachate Financing;

                                                              The IT Group, Inc.
                                                              Amendment No. 1 to
                                    Second Amended and Restated Credit Agreement


          Whereas, the Borrowers have requested, and the Administrative Agent and the Requisite Lenders have agreed, pursuant to the conditions set forth herein, to designate each of E-Com Solutions, Inc., Keystone and the Leachate Subsidiary as an Unrestricted Subsidiary and, in connection with such designation, (i) to release the Liens (if any) on the Capital Stock and assets of Keystone granted by OWT and Keystone in favor of the Administrative Agent and
(ii) to permit OWT, in the case of Keystone, and the Company or one of the Restricted Subsidiaries, in the case of Leachate, to grant a Lien on the Capital Stock of such Subsidiary as security for the Keystone Financing or the Leachate Financing, as the case may be;

          Whereas, the Borrowers have, among other things, requested that the Requisite Lenders, by amending the Credit Agreement or by otherwise providing their consent, amend certain financial covenants contained in Article X (Financial Covenants) of the Credit Agreement;

          Whereas, pursuant to Section 13.7(b) (Amendments, Consents and Waivers by Affected Lenders) of the Credit Agreement, the consent of the Requisite Lenders is required to modify the Credit Agreement as requested by the Borrowers;

          Now, Therefore, in consideration of the above premises, the Borrowers and the Requisite Lenders party hereto agree as follows:

     SECTION 1.     Definitions.

          As used in this Amendment, the following terms shall have the meanings specified below:

          "Amendment Effective Date" is defined in Section 4(a).

          "Keystone" means Keystone Recovery, Inc, an Ohio corporation and, directly or indirectly, a wholly owned Subsidiary of the Company.

          "Keystone Effective Date" is defined in Section 4(b).

          "Keystone Financing" means a Sale and Leaseback Transaction with respect to certain equipment theretofore owned by Keystone and a contract receivables financing, the proceeds of which (net of costs incurred in connection therewith) would be at least $7,000,000 and which would be non-recourse to any Loan Party (other than Keystone), whether directly or by way of any Accommodation Obligation (other than with respect to the Capital Stock of Keystone held by Organic Waste Technologies, Inc. to the extent it is pledged as security for such transaction).

          "Leachate Effective Date" is defined in Section 4(c).

          "Leachate Subsidiary" means a corporation to be formed as a direct or indirect wholly owned Subsidiary of the Company and identified by the Company as the "Leachate Subsidiary" in an Officer's Certificate delivered to the Administrative Agent prior to the consummation of the Leachate Financing.

                                                              The IT Group, Inc.
                                                              Amendment No. 1 to
                                    Second Amended and Restated Credit Agreement


          "Leachate Financing" means the contract receivables financing, the proceeds of which (net of costs incurred in connection therewith) would be at least $5,000,000 and which would be non-recourse to any Loan Party, whether directly or by way of any Accommodation Obligation (other than with respect to the Capital Stock of the Leachate Subsidiary held by the Company or any Restricted Subsidiary to the extent it is pledged as security for such transaction).

     SECTION 2.      Amendments.

          The Credit Agreement is, effective as of the Amendment Effective Date (as defined below), hereby amended as follows:

          (a)  Amendments to Article I (Definitions).

                (1) The definition of "Applicable Margin" in Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                "Applicable Margin" means, at all times:

                (i) with respect to outstanding Revolving Loans maintained as Base Rate Loans, the applicable rate per annum set forth in the table below under the heading "Base Rate Margin" and with respect to outstanding Revolving Loans maintained as Eurodollar Rate Loans, the applicable rate per annum set forth below under the heading "Eurodollar Rate Margin":

          ----------------------------------------------------------------------
                                                                Eurodollar Rate
                Leverage Ratio             Base Rate Margin          Margin
          ======================================================================
                  * 4.50 to 1                   1.75%                  2.75%
          ----------------------------------------------------------------------
          * 4.00 to 1 but ** 4.50 to 1          1.50%                  2.50%
          ----------------------------------------------------------------------
          * 3.75 to 1 but ** 4.00 to 1          1.25%                  2.25%
          ----------------------------------------------------------------------
          * 3.25 to 1 but ** 3.75 to 1         1.125%                  2.125%
          ----------------------------------------------------------------------
          * 2.75 to 1 but ** 3.25 to 1         0.875%                  1.875%
          ----------------------------------------------------------------------
          * 2.25 to 1 but ** 2.75 to 1         0.625%                  1.625%
          ----------------------------------------------------------------------
                  ** 2.25 to 1                  0.50%                   1.50%
          ----------------------------------------------------------------------

*  Means more than or equals to
** Means less than.

                (ii) with respect to outstanding Initial Term Loans maintained as Base Rate Loans, the applicable rate per annum set forth in the table below under the heading "Base Rate Margin" and with respect to outstanding Initial Term Loans

                                                              The IT Group, Inc.
                                                              Amendment No. 1 to
                                    Second Amended and Restated Credit Agreement


     maintained as Eurodollar Rate Loans, the applicable rate per annum set forth below under the heading "Eurodollar Rate Margin":

          -----------------------------------------------
          Leverage Ratio     Base Rate       Eurodollar
                              Margin        Rate Margin
          ===============================================
           * 4.50 to 1        2.375%           3.375%
          -----------------------------------------------
          ** 4.50 to 1        2.125%           3.125%
          -----------------------------------------------

*  Means more than or equals to
** Means less than.

                (iii) with respect to outstanding Additional Term Loans maintained as Base Rate Loans, the applicable rate per annum set forth in the table below under the heading "Base Rate Margin" and with respect to outstanding Additional Term Loans maintained as Eurodollar Rate Loans, the applicable rate per annum set forth below under the heading "Eurodollar Rate Margin":

          ----------------------------------------------
          Leverage Ratio     Base Rate       Eurodollar
                              Margin        Rate Margin
          ==============================================
           * 4.50 to 1        2.625%           3.625%
          ----------------------------------------------
          ** 4.50 to 1        2.375%           3.375%
          ----------------------------------------------
*  Means more than or equals
** Means less than.

     The Leverage Ratio used to compute the Applicable Margin shall be the Leverage Ratio for the most recently ended Leverage Ratio Period covered by the Compliance Certificate in respect of such Leverage Ratio Period delivered by the Borrowers to the Administrative Agent pursuant to Section 7.1(d); changes in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective as to all Loans upon delivery by the Borrowers to the Administrative Agent of a new Compliance Certificate in respect of a subsequent Leverage Ratio Period pursuant to Section 7.1(d). If the Loan Parties shall fail to deliver a Compliance Certificate within the time required pursuant to Section 7.1(d) (or within any additional period of up to five (5) Business Days that may be approved by the Administrative Agent in its discretion), the Applicable Margin from and including the first day after such Compliance Certificate was required to be delivered to, but not including, the date the Loan Parties deliver to the Administrative Agent such Compliance Certificate shall conclusively equal the highest Applicable Margin set forth above;

                (2) The definition of "EBITDA" in Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                "EBITDA" means, for any period on a consolidated basis for the Company and its Subsidiaries other than the Leachate Subsidiary and Keystone (but only if such Subsidiaries have been designated Unrestricted Subsidiaries), (i) the sum of the amounts for such period of (A) Consolidated Net Income, (B) depreciation, amortization expense and other non-cash charges, (C) interest expense to the extent deducted in the

                                                              The IT Group, Inc.
                                                              Amendment No. 1 to
                                    Second Amended and Restated Credit Agreement


     determination of Consolidated Net Income, (D) charges for federal, state, local and foreign income taxes and (E) extraordinary losses and losses in respect of discontinued operations which have been deducted in the determination of Consolidated Net Income and (F) solely for the fiscal quarter ending December 31, 2000, to the extent included in the calculation of Consolidated Net Income for such period, (x) the aggregate amount of accounts receivable (or other contractual rights to payment) written off by the Company and its Subsidiaries in such period, up to a maximum amount of $35,000,000 plus (y) the aggregate amount of loss incurred by the Company and its Subsidiaries in such period due to the sale of all of the equity interest of IT International Operations, Inc. in Chi Mei International Technology Co., Ltd., up to a maximum amount of $3,000,000, minus (ii) extraordinary gains and gains in respect of discontinued operations not already excluded from the determination of Consolidated Net Income.

               (3) A definition of "ECS" is hereby inserted in Section 1.1 (Certain Defined Terms) of the Credit Agreement immediately prior to the definition of "Effective Date" to read in its entirety as follows:

               "ECS" means E-Com Solutions, Inc., a Subsidiary of the Company.

               (4)  The definition of "Indebtedness for Borrowed Money" in
Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended by replacing the word "and (ii)" with ", (ii)" inserting at the end of the first sentence the following:

          and (iii) any Indebtedness incurred by Keystone and the Leachate Subsidiary (but only if such Subsidiaries have been designated Unrestricted Subsidiaries)

               (5) A definition of "Keystone" is hereby inserted in Section 1.1 (Certain Defined Terms) of the Credit Agreement immediately prior to the definition of "L/C Subfacility" to read in its entirety as follows:

               "Keystone" means Keystone Recovery, Inc., an Ohio corporation and, directly or indirectly, a wholly-owned Subsidiary of the Company.

               (6)  A definition of "Leachate Subsidiary" is hereby inserted in
Section 1.1 (Certain Defined Terms) of the Credit Agreement immediately prior to the definition of "Leases" to read in its entirety as follows:

               "Leachate Subsidiary" means a limited liability company or a corporation to be formed as a direct or indirect wholly owned Subsidiary of the Company for the sole purpose of owning and operating the assets described in Schedule 9.22.

               (7) The definition of "Permitted Acquisitions" in Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended (i) by deleting "(i)" in the first proviso contained in such definition, (ii) by deleting "and" at the end of clause (g) thereof, inserting an "and" immediately after clause (h) thereof and adding the following new clause (i) after clause(h) thereof:

                                                              The IT Group, Inc.
                                                              Amendment No. 1 to
                                    Second Amended and Restated Credit Agreement


                 (i) the aggregate consideration of such acquisition or merger, together with all acquisitions or mergers permitted pursuant to this clause (i) and consummated in the same Fiscal Year, does not exceed $10,000,000;"

and (iii) by deleting the word "or" at the end of clause (i) of the first proviso contained in such definition and all of clause (ii) of such proviso in its entirety.

          (b)  Amendments to Article IX (Negative Covenants).

                 (1) Section 9.6 (Restricted Junior Payments) of the Credit Agreement is hereby amended by replacing the phrase "the Restricted Subsidiaries" in the second line thereof with the phrase "their Subsidiaries".

                 (2) clause (a) of Section 9.10 (Sales and Leasebacks; Operating Leases) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 Section 9.10 Sales and Leasebacks; Operating Leases. (a) None of the Borrowers or any of their Subsidiaries (other than Keystone and the Leachate Subsidiary, but only if such Subsidiaries are Unrestricted Subsidiaries) shall enter into any Sale and Leaseback Transaction covering Property having a Fair Market Value in excess of $10,000,000 in the aggregate.

                 (3) Section 9.13 (Issuance of Capital Stock) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 Section 9.13 Issuance of Capital Stock. None of the Company or any of its Subsidiaries shall issue any Capital Stock, except, (i) in the case of the Company, the issuance of Company Common Stock, so long as no Change of Control would result therefrom, the issuance of Capital Stock that is Company Common Stock or preferred stock of the Company that is not required to be redeemed prior to six months after the Additional Term Loan Maturity Date and with respect to which dividends are not required to be paid in cash, (ii) in the case of any such Subsidiary, the issuance of Capital Stock of such Subsidiary to the extent the creation thereof is permitted pursuant to Section 9.4 and Section 9.7 and (iii) in the case of ECS, so long as ECS shall remain an Unrestricted Subsidiary, the issuance of Capital Stock of ECS to employees of ECS or of its Affiliates.

          (c)  Amendments to Article X (Financial Covenants).

                 (1) Section 10.2 (Minimum Fixed Charge Coverage Ratio) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 Section 10.2 Minimum Fixed Charge Coverage Ratio. The Company and its Subsidiaries shall maintain a Fixed Charge Coverage Ratio on a consolidated basis, as determined as of the end of the last day of each fiscal quarter occurring after the Effective Date set forth below, for

                                                              The IT Group, Inc.
                                                              Amendment No. 1 to
                                    Second Amended and Restated Credit Agreement


          the four fiscal quarter period ending on such day, of at least the minimum ratio set forth opposite such period:

          ---------------------------------------------------------------
                Fiscal Quarter                             Minimum Ratio
          ===============================================================
          For the Fourth Fiscal Quarter of                  1.25 to 1.0
          Fiscal Year 2000
          ---------------------------------------------------------------
          ---------------------------------------------------------------
          For the First Fiscal Quarter of Fiscal            1.25 to 1.0
          Year 2001
          ---------------------------------------------------------------
          For the Second Fiscal Quarter of                  1.30 to 1.0
          Fiscal Year 2001
          ---------------------------------------------------------------
          For the Third Fiscal Quarter of                   1.35 to 1.0
          Fiscal Year 2001
          ---------------------------------------------------------------
          For the Fourth Fiscal Quarter of                  1.35 to 1.0
          Fiscal Year 2001
          ---------------------------------------------------------------
          ---------------------------------------------------------------
          For the First Fiscal Quarter of Fiscal            1.40 to 1.0
          Year 2002
          ---------------------------------------------------------------
          For the Second Fiscal Quarter of                  1.45 to 1.0
          Fiscal Year 2002
          ---------------------------------------------------------------
          For the Third Fiscal Quarter of                   1.50 to 1.0
          Fiscal Year 2002
          ---------------------------------------------------------------
          For the Fourth Fiscal Quarter of                  1.60 to 1.0
          Fiscal Year 2002
          ---------------------------------------------------------------
          ---------------------------------------------------------------
          For the First Fiscal Quarter of Fiscal            1.60 to 1.0
          Year 2003
          ---------------------------------------------------------------
          For the Second Fiscal Quarter of                  1.70 to 1.0
          Fiscal Year 2003
          ---------------------------------------------------------------
          For the Third Fiscal Quarter of                   1.75 to 1.0
          Fiscal Year 2003
          ---------------------------------------------------------------
          For the Fourth Fiscal Quarter of                  1.85 to 1.0
          Fiscal Year 2003
          ---------------------------------------------------------------
          ---------------------------------------------------------------
          For the First Fiscal Quarter of Fiscal            1.90 to 1.0
          Year 2004
          ---------------------------------------------------------------
          For the Second Fiscal Quarter of                  2.00 to 1.0
          Fiscal Year 2004
          ---------------------------------------------------------------
          For the Third Fiscal Quarter of                   1.00 to 1.0
          Fiscal Year 2004
          and for each Fiscal Quarter
          thereafter
          ---------------------------------------------------------------

                 (2) Section 10.3 (Minimum Interest Coverage Ratio) is hereby amended and restated in its entirety to read as follows:

                 Section 10.3 Minimum Interest Coverage Ratio. The Company and its Subsidiaries shall maintain an Interest Coverage Ratio on a consolidated basis, as

                                                              The IT Group, Inc.
                                                              Amendment No. 1 to
                                    Second Amended and Restated Credit Agreement


          determined as of the end of the last day of each fiscal quarter set forth below for the four fiscal quarter period ending on such day, of at least the minimum ratio set forth opposite such period:

          ---------------------------------------------------------------
                Fiscal Quarter                             Minimum Ratio
          ===============================================================
          For the Fourth Fiscal Quarter of Fiscal           1.90 to 1.0
          Year 2000
          ---------------------------------------------------------------
          ---------------------------------------------------------------
          For the First Fiscal Quarter of Fiscal            1.90 to 1.0
          Year 2001
          ---------------------------------------------------------------
          For the Second Fiscal Quarter of Fiscal           1.90 to 1.0
          Year 2001
          ---------------------------------------------------------------
          For the Third Fiscal Quarter of Fiscal            1.95 to 1.0
          Year 2001
          ---------------------------------------------------------------
          For the Fourth Fiscal Quarter of Fiscal           2.00 to 1.0
          Year 2001
          ---------------------------------------------------------------
          ---------------------------------------------------------------
          For First Fiscal Quarter of Fiscal Year           2.10 to 1.0
          2002
          ---------------------------------------------------------------
          For Second Fiscal Quarter of Fiscal Year          2.20 to 1.0
          2002
          ---------------------------------------------------------------
          For Third Fiscal Quarter of Fiscal Year           2.30 to 1.0
          2002
          ---------------------------------------------------------------
          For Fourth Fiscal Quarter of Fiscal Year          2.50 to 1.0
          2002
          ---------------------------------------------------------------
          ---------------------------------------------------------------
          For First Fiscal Quarter of Fiscal Year           2.70 to 1.0
          2003
          ---------------------------------------------------------------
          For Second Fiscal Quarter of Fiscal Year          2.80 to 1.0
          2003
          ---------------------------------------------------------------
          For Third Fiscal Quarter of Fiscal Year           2.90 to 1.0
          2003
          ---------------------------------------------------------------
          For Fourth Fiscal Quarter of Fiscal Year          3.10 to 1.0
          2003
          ---------------------------------------------------------------
          ---------------------------------------------------------------
          For First Fiscal Quarter of Fiscal Year           3.20 to 1.0
          2004
          ---------------------------------------------------------------
          For Second Fiscal Quarter of Fiscal Year          3.30 to 1.0
          2004
          ---------------------------------------------------------------
          For Third Fiscal Quarter of Fiscal Year           3.50 to 1.0
          2004 and for each Fiscal Quarter
          thereafter
          ---------------------------------------------------------------

                 (3) Section 10.4 (Maximum Leverage Ratio) is hereby amended and restated in its entirety to read as follows:

                 Section 10.4 Maximum Leverage Ratio. The Company and its Subsidiaries shall maintain a Leverage Ratio on a consolidated basis, as

                                                              The IT Group, Inc.
                                                              Amendment No. 1 to
                                    Second Amended and Restated Credit Agreement


          determined as of the end of the last day of each fiscal quarter set forth below for the four fiscal quarter period ending on such day (commencing on the beginning of the first day of such period through the end of the last day of such period) of not more than the maximum ratio set forth opposite such period:

          ---------------------------------------------------------------
                Fiscal Quarter                             Maximum Ratio
          ===============================================================
          For Fourth Fiscal Quarter of Fiscal Year          4.80 to 1.0
          2000
          ---------------------------------------------------------------
          ---------------------------------------------------------------
          For First Fiscal Quarter of Fiscal Year           4.80 to 1.0
          2001
          ---------------------------------------------------------------
          For Second Fiscal Quarter of Fiscal Year          4.80 to 1.0
          2001
          ---------------------------------------------------------------
          For Third Fiscal Quarter of Fiscal Year           4.75 to 1.0
          2001
          ---------------------------------------------------------------
          For Fourth Fiscal Quarter of Fiscal Year          4.30 to 1.0
          2001
          ---------------------------------------------------------------
          ---------------------------------------------------------------
          For First Fiscal Quarter of Fiscal Year           4.20 to 1.0
          2002
          ---------------------------------------------------------------
          For Second Fiscal Quarter of Fiscal Year          4.00 to 1.0
          2002
          ---------------------------------------------------------------
          For Third Fiscal Quarter of Fiscal Year           3.85 to 1.0
          2002
          ---------------------------------------------------------------
          For Fourth Fiscal Quarter of Fiscal Year          3.50 to 1.0
          2002
          ---------------------------------------------------------------
          ---------------------------------------------------------------
          For First Fiscal Quarter of Fiscal Year           3.40 to 1.0
          2003
          ---------------------------------------------------------------
          For Second Fiscal Quarter of Fiscal Year          3.30 to 1.0
          2003
          ---------------------------------------------------------------
          For Third Fiscal Quarter of Fiscal Year           3.20 to 1.0
          2003
          ---------------------------------------------------------------
          For Fourth Fiscal Quarter of Fiscal Year          3.00 to 1.0
          2003
          ---------------------------------------------------------------
          ---------------------------------------------------------------
          For First Fiscal Quarter of Fiscal Year           2.90 to 1.0
          2004
          ---------------------------------------------------------------
          For Second Fiscal Quarter of Fiscal Year          2.80 to 1.0
          2004
          ---------------------------------------------------------------
          For Third Fiscal Quarter of Fiscal Year           2.70 to 1.0
          2004
          ---------------------------------------------------------------
          For Fourth Fiscal Quarter of Fiscal Year          2.50 to 1.0
          2004
          and each Fiscal Quarter thereafter
          ---------------------------------------------------------------

     provided, however, that in the event a Permitted Acquisition consummated after the Effective Date shall have been consummated during any above-referenced four fiscal quarter periods, the Leverage Ratio shall be calculated including, on an historical, pro forma consolidated basis giving effect to the subject Permitted Acquisition for such fiscal quarter period.

                                                              The IT Group, Inc.
                                                              Amendment No. 1 to
                                    Second Amended and Restated Credit Agreement


               (d) Amendments to Schedules. The Credit Agreement is hereby amended by adding Schedule 9.22 attached hereto to the Schedules to the Credit Agreement.

          SECTION 3.   Consents.

               Subject to Section 4 (Conditions Precedent to Effectiveness) below, the Lenders party hereto, constituting the Requisite Lenders, hereby:

               (a)  to the extent such waiver is required, waive compliance with
Section 9.18 (Cancellation of Debt; Prepayment; Certain Amendments) of the Credit Agreement with respect to the write-off of collectible accounts receivable (or other contractual rights to payment) by the Company and its Restricted Subsidiaries during the fourth fiscal quarter of Fiscal Year 2000, the amount of such accounts receivable (or other contractual rights to payment) written off, not to exceed, in the aggregate, $35,000,000;

               (b) consent to and approves Keystone being designated as an Unrestricted Subsidiary and in connection therewith hereby:

                       (1) authorize the Administrative Agent from and after the Keystone Effective Date to:

                              (i) release all liens (if any) given by Keystone in favor of the Administrative Agent and the Lenders on assets owned by Keystone, with an aggregate principal net book value not to exceed $7,300,000; and

                              (ii) release the Capital Stock of Keystone pledged
                                   to the Administrative Agent and the Lenders by OWT (if any);

                       (2) waive compliance by Keystone only with Section 9.9 (Restriction on Fundamental Change) and Section 9.10 (a) (Sales and Leasebacks; Operating Leases) of the Credit Agreement; and

                       (3) waive compliance by OWT only with Section 9.3 (Liens) solely to permit OWT to grant a Lien on the Capital Stock of Keystone as security for the Keystone Financing;

               (c) consent to and approves the Leachate Subsidiary being designated as an Unrestricted Subsidiary and hereby waive compliance by the Company or any Restricted Subsidiary with Section 9.3 (Liens) solely to permit the Company or such Restricted Subsidiary to grant a Lien on the Capital Stock of the Leachate Subsidiary as security for the Leachate Financing.

               (d) consent to and approves E-Com Solutions, Inc. being designated as an Unrestricted Subsidiary.

                                                              The IT Group, Inc.
                                                              Amendment No. 1 to
                                    Second Amended and Restated Credit Agreement


     SECTION 4.     Conditions Precedent to Effectiveness.

          (a) Amendment Effective Date. This Amendment shall become effective as of the date hereof on the date on which the following conditions precedent have been satisfied (the "Amendment Effective Date"); provided, however, (i) the consent set forth in Section 3(b) above shall not become effective until the Keystone Effective Date and (ii) the consent set forth in Section 3(c) above shall not become effective until the Leachate Effective Date:

                 (1) The Administrative Agent shall have received on or before the Amendment Effective Date all of the following, all of which shall be in form and substance satisfactory to the Agents, in sufficient originally executed copies for each of the Lenders:

                       (i) this Amendment executed by the Borrowers and Lenders constituting the Requisite Lenders;

                       (ii) an Acknowledgment, substantially in the form of Exhibit A attached hereto and executed by each Subsidiary Guarantor;

                       (iii) such additional documentation as the Agents or the
                             Requisite Lenders may reasonably require.

                 (2) Each of the representations and warranties made by the Borrowers or the Subsidiary Guarantors in or pursuant to the Credit Agreement, as amended by this Amendment, and the other Loan Documents to which the Borrowers or any of the Guarantors is a party or by which the Borrowers or any of the Subsidiary Guarantors is bound, shall be true and correct in all material respects on and as of the Amendment Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a different date).

                 (3) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Administrative Agent.

                 (4) No Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date.

                 (5) The Borrowers shall have paid (1) to each Lender that has executed this Amendment an amendment fee equal to 0.3750% of such Lender's outstanding Term Loans and Revolving Credit Commitments, and (2) the fees set forth in that certain fee letter dated November 6, 2000 from Salomon Smith Barney Inc. to the Company.

          (b) Keystone Effective Date. The consent of the Requisite Lenders set forth in Section 3(b) above shall become effective on the date on which the following additional conditions precedent have been satisfied (the "Keystone Effective Date"), and, if such conditions shall not have been satisfied on or before June 30, 2001, the consent contained in Section 3(b) above shall not have any force and effect:

                                                              The IT Group, Inc.
                                                              Amendment No. 1 to
                                    Second Amended and Restated Credit Agreement


                 (1) The Amendment Effective Date shall have occurred;

                 (2) The Administrative Agent shall have received on or before the Keystone Effective Date all of the following, all of which shall be in form and substance satisfactory to the Administrative Agent:

                       (i) an execution copy of the credit agreement and all other loan documentation relating to the Keystone Financing;

                       (ii) evidence that the Keystone Financing is non-recourse to the Loan Parties other than Keystone (whether direct or by way of any Accommodation Obligation), provided, however, that the Capital Stock of Keystone may be pledged as security for the payment of the obligations owing under the Keystone Financing; and

                       (iii) such additional documentation as the Administrative
                             Agent or the Requisite Lenders may reasonably require

                 (3) The Borrowers shall have prepaid the Loans in accordance with Section 3.1(b) of the Credit Agreement in amount equal to the Net Cash Proceeds of the Keystone Financing, but in no event less than $7,000,000 (for purpose of the definition of Net Cash Proceeds as used in this clause (3), Keystone shall be considered a Loan Party);

                 (4) Each of the representations and warranties made by the Borrowers or the Subsidiary Guarantors in or pursuant to the Credit Agreement, as amended by this Amendment, and the other Loan Documents to which the Borrowers or any of the Guarantors is a party or by which the Borrowers or any of the Subsidiary Guarantors is bound, shall be true and correct in all material respects on and as of the Keystone Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a different date).

                 (5) No Event of Default or Default shall have occurred and be continuing on the Keystone Effective Date or would result from the consummation of the Keystone Financing.

          (c) Leachate Effective Date. The consent of the Requisite Lenders set forth in Section 3(c) above shall become effective on the date on which the following additional conditions precedent have been satisfied (the "Leachate Effective Date") and, if such conditions shall not have been satisfied on or before June 30, 2001, the consent contained in Section 3(c) above shall not have any force and effect:

                 (1) The Amendment Effective Date shall have occurred;

                 (2) The Administrative Agent shall have received on or before the Leachate Effective Date all of the following, all of which shall be in form and substance satisfactory to the Administrative Agent:

                                                              The IT Group, Inc.
                                                              Amendment No. 1 to
                                    Second Amended and Restated Credit Agreement


                       (i) an execution copy of the credit agreement and all other loan documentation in relation to the Leachate Financing;

                       (ii) evidence that the Leachate Financing is non-recourse to the Loan Parties (whether direct or by way of any Accommodation Obligation), provided, however, that the Stock of the Leachate Subsidiary may be pledged as security for the payment of the obligations owing under the Leachate Financing; and

                       (iii) such additional documentation as the Administrative
                             Agent or the Requisite Lenders may reasonably require

                 (3) The Borrowers shall have prepaid the Loans in accordance with Section 3.1(b) of the Credit Agreement in amount equal to the Net Cash Proceeds of the Leachate Financing, but in no event less than $5,000,000 (for purpose of the definition of Net Cash Proceeds as used in this clause (3), the Leachate Subsidiary shall be considered a Loan Party);

                 (4) Each of the representations and warranties made by the Borrowers or the Subsidiary Guarantors in or pursuant to the Credit Agreement, as amended by this Amendment, and the other Loan Documents to which the Borrowers or any of the Guarantors is a party or by which the Borrowers or any of the Subsidiary Guarantors is bound, shall be true and correct in all material respects on and as of the Leachate Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a different date).

                 (5) No Event of Default or Default shall have occurred and be continuing on the Leachate Effective Date or would result from the consummation of the Leachate Financing.

     SECTION 5.      Covenants.

          (a) The Borrowers agree that it will not permit Keystone or the Leachate Subsidiary to amend, supplement or otherwise modify any documents evidencing the Keystone Financing or the Leachate Financing, except for amendments, waivers or modifications of such terms that do not, in the aggregate, (i) materially and adversely affect the interests of the Agents and the Lenders in the Loans, the Loan Documents or the Collateral or (ii) in any way make the Keystone Financing recourse to any Loan Party (other than Keystone) or the Leachate Financing recourse to any Loan Party, in each case, whether directly or by way of any Accommodation Obligation and other than as permitted in the provisos to clauses (b)(ii) and (c)(ii) of Section 4 (Conditions Precedent to Effectiveness) above.

          (b) The Company shall use commercially reasonable efforts to complete the sale of two parcels of land, the Arthur Road property and the Baker site, each located in northern California for minimum aggregate Net Cash Proceeds of $12,000,000. Such Net Cash Proceeds shall be applied to the Obligations in accordance with Section 3.1(b) (Mandatory Prepayments of Loans) of the Credit Agreement.

                                                              The IT Group, Inc.
                                                              Amendment No. 1 to
                                    Second Amended and Restated Credit Agreement


     SECTION 6.      Representations and Warranties.

          Each Borrower hereby represents and warrants to the Lenders that (a) as of the date hereof and after giving effect to the terms of this Amendment, no Event of Default or Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of such Borrower contained in Section 6.1 (Representations and Warranties from and after the Effective Date) of the Credit Agreement and in any other Loan Document continue to be true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document which expressly speak as of a different date). In addition, the Company hereby represents, warrants and covenants to the Lenders that, after giving effect to this Amendment, consummation of each Acquisition will constitute a Permitted Acquisition.

     SECTION 7.      Reference to and Effect on the Loan Documents.

          (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) The table of content of the Credit Agreement shall be updated to incorporate the changes effected by this Amendment.

          (c) Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

          (d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank or the Administrative Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

     SECTION 8.      Fees, Costs and Expenses.

          (a) The Borrowers agree to pay on demand in accordance with the terms of Section 13.2 (Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

          (b) On the Amendment Effective Date the Borrowers agree to pay the fees set forth in Section 4(a)(5) of this Amendment.

     SECTION 9.      Execution in Counterparts.

          This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and

                                                              The IT Group, Inc.
                                                              Amendment No. 1 to
                                    Second Amended and Restated Credit Agreement


delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

     SECTION 10.     Affirmation of Borrower Guaranties.

          Each of the Borrowers hereby consents to the terms of this Amendment in its capacity as a guarantor under the Borrower Guaranty to which it is a party and agrees that the terms of this Amendment shall not affect in any way its obligations and liabilities under its Borrower Guaranty or any other Loan Document to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

     SECTION 11.     Governing Law.

          This Amendment shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                           [Signature Pages Follow]

                        [Signature Page to be Provided]

   [Signature Page To Amendment No. 1 To Second Amended And Restated Credit
                                  Agreement]

                                                                    Exhibit A to
                                                              Amendment No. 1 to
                                    Second Amended and Restated Credit Agreement


                                Acknowledgment

          Reference is hereby made to the Subsidiary Guaranties (as defined in the Credit Agreement) to which each of the undersigned is a party. Each of the undersigned hereby consents to the terms of the foregoing Amendment No. 1 to the Second Amended and Restated Credit Agreement and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the undersigned's Subsidiary Guaranty or any other Loan Document, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

                                   [Subsidiary Guarantor]

                                   By ____________________________
                                      Title: